U N I T E D   S T A T E S

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported)	April 18, 2011

BANK OF HAWAII CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware

1-6887

99-0148992

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(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
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(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number,
including area code)	(888) 643-3888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.                             Results of Operations and Financial Condition.

On April 18, 2011, Bank of Hawaii Corporation (the “Company”) announced its results of operations for the quarter ended March 31, 2011.  The public announcement was made by means of a press release, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.

99.1                    April 18, 2011 Press Release: Bank of Hawaii Corporation First Quarter 2011 Financial Results.  Any internet addresses provided in this release are for informational purposes only and are not intended to be hyperlinks.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011

BANK OF HAWAII CORPORATION

By	/s/ MARK A. ROSSI
Mark A. Rossi
Vice Chairman and Corporate Secretary